VALIC Company II
2929 Allen Parkway
Houston, Texas 77019

January 1, 2008

VALIC Company II (“VC II”) is a mutual fund made up of 15 separate Funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has a different investment objective. Each Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

Aggressive Growth Lifestyle Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Large Cap Value Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Money Market II Fund
Small Cap Growth Fund
Small Cap Value Fund
Socially Responsible Fund
Strategic Bond Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Welcome

This Prospectus provides you with information you need to know before investing in any of the Funds of VC II. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to the Funds of VC II.

Individuals cannot invest in the Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the “Plans” and each a “Plan”). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts (“IRAs”), under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Funds

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by VC II’s Board of Trustees without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment objective. In addition, all of the Funds other than the Aggressive Growth Lifestyle Fund, Capital Appreciation Fund, Conservative Growth Lifestyle Fund, Money Market II Fund and Moderate Growth Lifestyle Fund have investment strategies that require 80% of each Fund’s assets to be invested consistently with its name. VC II may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

About the Lifestyle Funds

VC II offers three Lifestyle Funds: the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund. Each of the Lifestyle Funds is a “fund of funds.” A “fund of funds” is a term used to describe a mutual fund that pursues its objective by investing in other mutual funds (the “Underlying Funds”), rather than in individual stocks or bonds. An investor in a Lifestyle Fund pays the expenses of the Lifestyle Fund and indirectly pays a proportionate share of the expenses of the Underlying Funds.

In determining which Lifestyle Fund is appropriate for you, you should consider your risk tolerance, investment goals, investment time horizon and financial circumstances. You should reconsider these factors from time-to-time to determine whether one of the Lifestyle Funds more accurately reflects your then current investment style and life stage. The allocation to stocks and bonds in each Lifestyle Fund reflects its greater or lesser emphasis on pursuing current income or capital growth and its risk tolerance.

The Aggressive Growth Lifestyle Fund primarily invests in Underlying Funds that invest in common stocks, which may provide capital growth, but may expose the Fund to greater market risk and higher volatility than the other Lifestyle Funds. The Conservative Growth Lifestyle Fund invests a significant portion of its assets in Underlying Funds that invest in fixed-income securities (such as bonds, U.S. government issued securities, and mortgage-backed and asset-backed securities), which are more likely to generate current income, and may expose the Fund to less risk and volatility and less opportunity for capital growth than the other Lifestyle Funds. The Moderate Growth Lifestyle Fund invests in Underlying Funds that invest in both equity securities and fixed-income securities, which may expose the Fund to a moderate level of risk when compared to the other Lifestyle Funds.

Aggressive Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks growth through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Generally, the Fund invests a larger portion of its assets in Underlying Funds that invest in securities with a greater opportunity for capital growth, such as stocks, and generally has a higher level of risk than the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund. The Fund’s indirect holdings are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers. A portion of the Fund’s indirect holdings may also include fixed-income securities of foreign issuers and derivatives (such as futures and options).

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for this Fund are as follows: international equity securities (15%-45%), domestic equity securities (50%-80%) and bonds (0%-15%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Underlying Fund may engage in frequent trading of portfolio securities to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund. In addition, because the Underlying Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Investments in even well-established growth stocks by the Underlying Funds can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

Aggressive Growth Lifestyle Fund

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 12.05%.

Best quarter:  21.90%, quarter ending December 31, 1999

Worst quarter:  −16.56%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index and the Fund’s benchmark, a blended index which is described below. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Aggressive Growth Lifestyle	14.00%	8.83%	8.16%
S&P 500® Index	15.79%	6.19%	5.66%
Blended Index	17.24%	9.31%	7.45	%(1)

(1)	Reflects returns from 10/1/98 to 12/31/06; benchmark value is only published at the end of the month.

Blended Index Information
The blended index of the Fund consists of a combination of the Dow Jones Wilshire 5000 Total Market Index (“Wilshire”) (65%), Morgan Stanley Capital International® Europe, Australasia, Far East (“EAFE”) Index (25%), and Lehman Brothers U.S. Aggregate Index (10%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks. Wilshire measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers U.S. Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Capital Appreciation Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Bridgeway Capital Management, Inc. (“Bridgeway”)

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

Investment Strategy
The Fund invests in the following types of equity securities of U.S. issuers: common stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and depositary receipts relating to equity securities.

The sub-adviser seeks to identify growth opportunities for the Fund. The sub-adviser looks for sectors and companies that it believes will outperform the overall market. The sub-adviser also looks for themes or patterns that it generally associates with growth companies, such as: significant fundamental changes, including changes in senior management; generation of a large free cash flow; proprietary products and services; and company share-buyback programs. The sub-adviser selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

The Fund may invest up to 20% of total assets in the equity securities of foreign issuers.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Goldman Sachs Asset Management. From January 1, 2002 to August 28, 2006, the Fund was sub-advised by Credit Suisse Asset Management, LLC. Bridgeway assumed sub-advisory duties August 28, 2006.

Capital Appreciation Fund

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

1999	35.44%
2000	-22.63%
2001	-21.46%
2002	-30.74%
2003	25.96%
2004	9.25%
2005	3.43%
2006	5.62%

For the year-to-date through September 30, 2007, the Fund’s return was 17.84%.

Best quarter: 23.01%, quarter ending December 31, 1999

Worst quarter: −21.96%, quarter ending March 31, 2001

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 1000® Growth Index, a broad-based securities market index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Capital Appreciation	5.62%	0.81%	0.64%
Russell 1000® Growth Index	9.07%	2.69%	2.08%

The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Conservative Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks current income and low to moderate growth of capital through investments in a combination of the Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests a larger portion of its assets in Underlying Funds that invest in securities that generate current income, and generally has a lower risk level than the Aggressive Growth and Lifestyle Fund and Moderate Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in fixed-income securities of domestic and foreign issuers and in equity securities of domestic companies. The Underlying Funds also invest, to a limited extent, in equity securities of foreign issuers, derivatives (such as futures and options) and lower rated fixed-income securities.

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for this Fund are as follows: international equity securities (5%-15%), domestic equity securities (20%-55%), and bonds (40%-65%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed-income security owned by an Underlying Fund may be unable to make interest or principal payments.

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed-Income Security Risk:  To the extent the Underlying Funds invest significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Underlying Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of an Underlying Fund’s interest-paying fixed-income securities.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Conservative Growth Lifestyle Fund

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.

Risk of Lower Rated Fixed-Income Securities: Certain of the Underlying Funds may invest in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index as well as a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

1999	13.32%
2000	3.10%
2001	-1.73%
2002	-5.04%
2003	17.12%
2004	9.14%
2005	6.24%
2006	9.63%

For the year-to-date through September 30, 2007, the Fund’s return was 7.88%.

Best quarter: 11.58%, quarter ending December 31, 1999

Worst quarter: -6.15%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, a blended index which is described below, and the S&P 500® Index. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Conservative Growth Lifestyle	9.63%	7.17%	7.68%
S&P 500® Index	15.79%	6.19%	5.66%
Blended Index	10.81%	7.19%	6.64%	(1)

(1)	Reflects returns from 10/1/98 to 12/31/06; benchmark value is only published at the end of the month.

Blended Index Information
The blended index of the Fund consists of a combination of the Dow Jones Wilshire 5000 Total Market Index (“Wilshire”) (42%), Morgan Stanley Capital International® Europe, Australasia, Far East (“EAFE”) Index (8%), and Lehman Brothers U.S. Aggregate Index (50%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large cap stocks. Wilshire measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers U.S. Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Core Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium to high quality fixed-income securities.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in medium to high quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government, mortgage-backed or asset-backed securities. “Net assets” will take into account borrowing for investment purposes.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A portion of the Fund’s assets may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities are rated investment grade or higher at the time of investment. However, the sub-adviser is not required to dispose of a security if its rating is downgraded.

Up to 20% of the Fund’s net assets may be invested in lower quality domestic or U.S. dollar-denominated fixed-income securities, rated below Baa3 by Moody’s Investor Services, Inc. and BBB− by Standard & Poor’s Corporation.

Up to 20% of the Fund’s net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers’ acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund’s net assets.

Up to 10% of the Fund’s net assets may be invested in credit default swaps. A credit default swap is a transaction involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.

The Fund’s investment strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-

Core Bond Fund

adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund’s investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management, L.P. AIGGIC assumed sub-advisory duties January 1, 2002.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 2.19%.

Best quarter: 4.43%, quarter ending September 30, 2002

Worst quarter: −2.47%, quarter ending June 30, 2004

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Core Bond	4.94%	4.94%	4.90%
Lehman Brothers U.S. Aggregate Index	4.33%	5.06%	5.51%

The Lehman Brothers U.S. Aggregate Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

High Yield Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

Investment Strategy
At least 80% of the Fund’s net assets are invested, under normal circumstances, in below-investment grade junk bonds. These high yielding, high risk fixed-income securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) and BBB− by Standard & Poor’s Corporation (“S&P”). Up to 15% of net assets can be rated below Caa3 by Moody’s or CCC− by S&P. The Fund may also invest up to 35% of net assets in below-investment grade foreign fixed-income securities. “Net assets” will take into account borrowing for investment purposes.

To balance this risk, the Fund may invest up to 20% of net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB− or higher by S&P. In addition, the Fund may invest up to 15% of net assets in zero coupon securities (securities not paying current cash interest), and up to 20% of net assets in equity securities. Equity securities includes common or preferred stocks, warrants, and convertible securities.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

High Yield Bond Fund

Risk of Lower Rated Fixed-Income Securities: The Fund’s investments will be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management, L.P. AIGGIC assumed sub-advisory duties January 1, 2002 with the same portfolio managers managing the Fund.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 2.31%.

Best quarter: 10.38%, quarter ending June 30, 2003

Worst quarter: −7.59%, quarter ending December 31, 2000

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Citigroup High-Yield Market Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

High Yield Bond	12.33%	12.24%	8.26%
Citigroup High-Yield Market Index	11.85%	10.22%	6.67%	(1)

(1)	Reflects returns from 10/1/98 to 12/31/06; benchmark value is only published at the end of the month.

The Citigroup High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S. or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

International Small Cap Equity Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States.

Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small cap companies throughout the world, excluding the United States. The definition of a “small cap company” is dependent on the size of the market. The sub-adviser will determine company size on a country-specific basis. The Fund will invest primarily in small cap companies whose capitalization, at the time of purchase, does not exceed U.S. $6.0 billion.

The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to select a wide range of industries and companies and may invest in developing or emerging market countries.

Equity securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities and depositary receipts.

Under normal market conditions, the Fund may also invest up to 20% of its net assets in fixed-income securities rated as investment grade by Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch Ratings. Fixed-income securities may be denominated in various currencies; however, no more than 20% of the Fund’s net assets will be invested in fixed-income securities denominated in a currency other than the U.S. dollar or invested in fixed-income securities issued by a single foreign government or international organization, such as the World Bank.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Developing Country Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing countries, as these markets are generally more volatile than the markets of developed countries.

Fixed-Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investments in larger companies, because the small companies offer greater opportunity for capital appreciation. Stock of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period

International Small Cap Equity Fund

of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC assumed sub-advisory duties on October 11, 2004. The Fund was sub-advised by Putnam Investment Management, LLC from January 1, 2002 through October 8, 2004. From July 24, 2000 through December 31, 2001, the Fund was sub-advised by Thompson, Siegel & Walmsley, Inc. From inception to July 24, 2000, the Fund was sub-advised by Jacobs Asset Management Inc.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 13.52%.

Best quarter: 47.20%, quarter ending December 31, 1999

Worst quarter: −20.66%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Small Cap Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

International Small Cap Equity	20.23%	14.46%	10.83%
MSCI EAFE Small Cap Index	17.35%	21.59%	13.11%	(1)

(1)	Reflects returns from 10/1/98 to 12/31/06; benchmark value is only published at the end of the month.

The MSCI EAFE Small Cap Index is made up of 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country in the MSCI EAFE Index. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of US $200 million to $1.5 billion.

Large Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SSgA Funds Management, Inc. (“SSgA FM”)

Investment Objective
The Fund seeks to provide total returns that exceed over time the Russell 1000® Value Index (“Index”) through investment in equity securities.

The Index is a sub-index of the Russell 3000® Index. The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization. The Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, focusing on those with lower price-to-book ratios and lower forecasted growth values.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in a portfolio comprised of equity securities of large market capitalization companies traded in the U.S. that are deemed to be attractive by the portfolio management team. A company will be considered a large-cap company if its market capitalization, at the time of purchase, is equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. During the 12-month period ending October 31, 2007, the smallest company in the Russell 1000® Index had a market-capitalization of $835 million. “Net assets” will take into account borrowing for investment purposes.

The sub-adviser uses a systematic investment process that incorporates multiple, uncorrelated security evaluation measures aimed at identifying and exploiting misvaluations within the large cap equity market defined above. The sub-adviser’s team attempts to apply this process in an objective, risk-controlled manner with a long-term investment perspective.

The constructed portfolio is well-diversified, maintaining industry and sector exposures and macroeconomic and risk characteristics that are similar to the Index.

In addition, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Quantitative Risk: The different factors that go into the quantitative analysis can be changed periodically. The weight of each factor may also change; thus, the analytical model may have different historical or future performance compared to the Fund.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large Cap Value Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 7.92%.

Best quarter: 16.26%, quarter ending June 30, 2003

Worst quarter: −14.60%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 1000® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Large Cap Value	18.57%	10.46%	9.36%
Russell 1000® Value Index	22.25%	10.86%	9.43%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Mid Cap Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
A I M Capital Management, Inc. (“AIM”)

Investment Objective
The Fund seeks long-term capital appreciation principally through investments in medium capitalization equity securities, such as common and preferred stocks and securities convertible into common stocks.

Investment Strategy
This Fund invests, under normal circumstances, at least 80% of net assets in the equity securities and equity related instruments of medium capitalization companies. “Net assets” will take into account borrowing for investment purposes. A company will be considered a mid-cap company if its market capitalization, at time of purchase, ranges from the smallest company included in the Russell MidCap® Index to the largest company in the Russell MidCap® Index during the most recent 12-month period. During the 12-month period ending October 31, 2007, the smallest company in the Russell MidCap® Index had a market-cap of $835 million and the largest company in the Russell MidCap® Index had a market-capitalization of $31.1 billion.

The sub-adviser seeks to achieve capital appreciation through an opportunistic investment strategy with a growth bias. The core of the Fund’s portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the sub-adviser believes will lead to rapid sales or earnings growth.

The Fund’s strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions. Consequently, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The sub-adviser uses a “bottom up” approach to select specific investments, employing analysis that contains elements of traditional dividend discount and earnings yield models, establishes predicted relative valuation for equity and fixed-income markets, and determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market. Although the Fund’s portfolio securities generally will be acquired for the long term, they may be sold under some of the following circumstances when the sub-adviser believes that: a) the anticipated price appreciation has been achieved or is no longer probable; b) alternative investments offer superior total return prospects; or c) fundamentals change adversely.

Up to 20% of the Fund’s net assets may be invested in other domestic equity securities, including common and preferred stocks, convertible securities and bonds. The Fund may invest up to 25% of its net assets in foreign securities. The Fund may purchase American Depository Receipts (“ADRs”) but does not consider ADRs or Canadian securities to be foreign securities.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion their share prices in a down market. Since many investors buy these stocks because of anticipated

Mid Cap Growth Fund

superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIM assumed sub-advisory duties on October 20, 2004. The Fund was sub-advised by INVESCO Institutional (N.A.), Inc. was the Fund’s sub-adviser from May 1, 2004 through October 20, 2004. From September 29, 2000 to May 1, 2004, the Fund was sub-advised by INVESCO Funds Group. From inception to September 29, 2000, Brown Capital Management Inc. was the Fund’s sub-adviser.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell MidCap® Growth Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Mid Cap Growth	15.06%	6.86%	3.29%
Russell MidCap® Growth Index	10.66%	8.22%	8.60%

The Russell MidCap® Growth Index measures the performance of those mid cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

For the year-to-date through September 30, 2007, the Fund’s return was 16.75%.

Best quarter:  29.78%, quarter ending December 31, 2001

Worst quarter:  −33.11%, quarter ending September 30, 2001

Mid Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
FAF Advisors, Inc. (“FAF Advisors”)
Wellington Management Company, LLP (“Wellington
  Management”)

Investment Objective
The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. “Net assets” will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Midcap® Index range. As of October 31, 2007, the largest company in the Russell Midcap® Index had a market capitalization of approximately $31.1 billion. Companies falling within the lower end of this market capitalization range may be considered small-capitalization companies.

The sub-advisers use their own investment strategies to pursue the Fund’s investment objective. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria.

-	are undervalued relative to other securities in the same industry or market;

-	exhibit good or improving fundamentals; or

-	exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser’s valuation techniques are a key component to the Fund’s investment approach.

The Fund may invest up to 20% of its total assets in foreign securities. In addition, the Fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund’s return.

Wellington Management manages approximately two-thirds of the Fund’s assets and FAF Advisors manages approximately one-third of the Fund’s assets. The amount that each sub-adviser manages may change from time-to-time as determined by VALIC.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Mid Cap Value Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Neuberger Berman Management, Inc. Wellington Management assumed sub-advisory duties on January 1, 2002, and FAF Advisors assumed sub-advisory duties on November 7, 2005.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 10.61%.

Best quarter: 21.26%, quarter ending June 30, 2003

Worst quarter: −19.97%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2500® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Mid Cap Value	16.74%	12.87%	15.92%
Russell 2500® Value Index	20.18%	15.51%	14.55%

The Russell 2500® Value Index measures the performance of those Russell 2500® companies (the 2500 smallest companies, by market capitalization in the Russell 3000® Index) with lower price-to-book ratios and lower forecasted growth values.

Moderate Growth Lifestyle Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks growth and current income through investments in a combination of Funds of VC II and VALIC Company I (“VC I”), another mutual fund managed by VALIC (“Underlying Funds”).

To help determine whether the Fund or another Lifestyle Fund is an appropriate investment for you, please see “About the Lifestyle Funds” on page 3.

Investment Strategy
As a “fund of funds,” the Fund’s principal investment strategy is to allocate assets among a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Growth Lifestyle Fund but a greater level of risk than the Conservative Growth Lifestyle Fund.

The Fund’s indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-capitalization companies. The Fund’s indirect holdings may also include foreign and domestic equity securities of medium- and small-capitalization companies, derivatives (such as futures and options) and lower rated fixed-income securities.

Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for this Fund are as follows: international equity securities (5%-20%), domestic equity securities (35%-65%), and bonds (25%-45%).

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The sub-adviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The sub-adviser may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company (e.g., one of the Underlying Funds) than can some other mutual funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks associated with the Underlying Funds, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Underlying Funds’ foreign investments are generally held in foreign currencies, an Underlying Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives by the Underlying Funds involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Underlying Funds’ potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Underlying Funds’ derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: To the extent the Underlying Funds invest significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Underlying Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk: Investments in foreign securities by the Underlying Funds involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower volatility, an Underlying Fund’s value may not rise as much as the value of funds that emphasize investments in smaller capitalization companies.

Management Risk: The risk that the sub-adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

Market Risk: An Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or

Moderate Growth Lifestyle Fund

abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Underlying Funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Funds’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: As a non-diversified fund, the Fund may concentrate its assets in a smaller number of investments and the Fund’s risk is increased because the effect of each holding on the Fund’s performance is greater.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Underlying Funds to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Underlying Funds.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 9.93%.

Best quarter: 15.23%, quarter ending December 31, 1999

Worst quarter: −11.17%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, a blended index which is described below, and the S&P 500® Index. The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Moderate Growth Lifestyle	11.00%	8.19%	8.16%
S&P 500® Index	15.79%	6.19%	5.66%
Blended Index	13.84%	8.18%	7.05%	(1)

(1)	Reflects returns from 10/1/98 to 12/31/06; benchmark value is only published at the end of the month.

Benchmark Information
The blended index of the Fund consists of a combination of the Dow Jones Wilshire 5000 Total Market Index (“Wilshire”) (55%), Morgan Stanley Capital International® Europe, Australasia, Far East (“EAFE”) (15%) Index, and Lehman Brothers U.S. Aggregate Index (30%). The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large cap stocks. Wilshire measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The Lehman Brothers U.S. Aggregate Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Money Market II Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the “1940 Act”), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-	Commercial paper sold by corporations and finance companies

-	Corporate debt obligations with remaining maturities of 13 months or less

-	Repurchase agreements

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets)

-	Asset-backed securities

-	Loan participations

-	Adjustable rate securities

-	Variable rate demand notes

-	Illiquid and restricted securities (limited to 10% of the Fund’s net assets at all times)

-	Rule 144A securities (liquid)

Investment Risk
Because of the following principal risks, the value of your investment may fluctuate:

-	The rate of income varies daily depending on short-term interest rates.

-	A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline.

-	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

-	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Fund’s benchmark the Treasury Bill 3 Month Index (“T-Bill 3 Month Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

AIG SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

For the year-to-date through September 30, 2007, the Fund’s return was 3.58%.

Best quarter: 1.56%, quarter ended December 31, 2000

Worst quarter: 0.13%, quarter ended September 30, 2003

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Money Market II	4.58%	1.99%	3.14%
T-Bill 3 Month Index	4.67%	2.35%	3.26%	*

*	Index inception is from the month end following the inception date.

Small Cap Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
J.P. Morgan Investment Management Inc. (“JPMIM”)

Investment Objective
The Fund seeks to provide long-term capital growth.

Investment Strategy
Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small capitalization (small-cap) companies. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. During the 12-month period ending October 31, 2007, the largest company in the Russell 2000® Index had a market-cap of $7.7 billion. The sub-adviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.

The sub-adviser may invest in derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as a substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

In managing the Fund, the sub-adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The sub-adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the sub-adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

“Net assets” will take into account borrowing for investment purposes.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion their share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Small Cap Growth Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

From inception to January 1, 2002 and since December 10, 2007, JPMIM has served as the Fund’s sub-adviser. From January 1, 2002 to December 10, 2007, Franklin Advisers, Inc. served as the Fund’s sub-adviser.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 9.02%.

Best quarter: 48.83%, quarter ending December 31, 1999

Worst quarter: −31.02%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2000® Growth Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Small Cap Growth	10.00%	4.60%	5.92%
Russell 2000® Growth Index	13.35%	6.93%	6.99%

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Small Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
JPMorgan Investment Advisors Inc. (“JPMIA”)

Investment Objective
The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small capitalization companies in terms of revenues and/or market capitalization.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of small capitalization companies. “Net assets” will take into account borrowing for investment purposes.

A company will be considered a small-capitalization company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. During the 12-month period ending October 31, 2007, the largest company in the Russell 2000® Index had a market-capitalization of $7.7 billion. The sub-adviser will use a value-oriented approach. Companies will be selected based upon such valuation characteristics as price-to-earnings, price-to-book and price-to-cash flow ratios which are at a discount to market averages. The sub-adviser will also evaluate companies based on private market value, balance sheet strength, management depth and quality, market and industry position, normalized return on capital and recent transactions involving similar businesses. Stocks are sold based on price considerations or when they are no longer expected to appreciate in value.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Capitalization Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

As of January 1, 2002, JPMIA, or its predecessor assumed management of the Fund’s entire portfolio. The performance shown below reflects that of both the actively and passively managed portions of the Fund’s investment portfolio and includes all advisers. Prior to January 1, 2002, VALIC managed the passively managed portion of the Fund’s investment portfolio from September 1, 1999 to December 31, 2001. (VALIC continues to serve as adviser to the Fund.) Prior to this, Bankers Trust Company managed the passively managed portion from September 21, 1998 to August 31, 1999. Prior to January 1, 2002, Fiduciary Management Associates Inc. actively managed the remainder of the Fund’s investment portfolio since its inception.

Small Cap Value Fund

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 0.19%.

Best quarter: 19.41%, quarter ending June 30, 2003

Worst quarter: −21.68%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2000® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Small Cap Value	18.80%	13.03%	11.94%
Russell 2000® Value Index	23.48%	15.37%	14.59%

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Socially Responsible Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in the equity securities of U.S. companies meeting the Fund’s social criteria. “Net assets” will take into account borrowing for investment purposes. To determine which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications and research services such as the Investor Responsibility Research Center (“IRRC”).

The Fund does not invest in companies that are significantly engaged in:

-	the production of nuclear energy;

-	the manufacture of military weapons or delivery systems;

-	the manufacture of alcoholic beverages or tobacco products;

-	the operation of gambling casinos;

-	business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighed 33%, emissions 34% and spills 33% (superfund, not included);

-	labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

-	significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and derivatives such as futures and options. All percentages are calculated at the time of purchase.

Since the Fund’s definition of social criteria is not “fundamental,” VC II’s Board of Trustees may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments in public funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Social Criteria Risk: There is no guarantee that the Fund will achieve capital growth through investments in securities meeting the Fund’s social criteria. If a company stops meeting the Fund’s social criteria after the Fund invested in it, the Fund will sell these investments, even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Socially Responsible Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

AIGGIC was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 8.40%.

Best quarter: 16.29%, quarter ending June 30, 2003

Worst quarter: −16.92%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the S&P 500® Index. No sales charges have been applied to the S&P 500® Index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Socially Responsible	15.60%	5.39%	4.85%
S&P 500® Index	15.79%	6.19%	5.66%

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

Strategic Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of income producing securities.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in a broad range of fixed-income securities, including

-	investment grade bonds (rated Baa or higher by Moody’s Investor Services, Inc. (“Moody’s”) and BBB or higher by Standard & Poor’s Corporation (“S&P”)

-	U.S. Government and agency obligations

-	mortgage backed securities

-	U.S., Canadian, and foreign high risk, high yield bonds (rated C or higher by Moody’s and CC or higher by S&P, or comparable unrated securities).

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

“Net assets” will take into account borrowing for investment purposes. Up to 50% of the Fund’s total assets may be invested in foreign securities. Up to 25% of the Fund’s total assets may be invested in foreign emerging market debt (both U.S. and non-U.S. dollar denominated), including, both sovereign and corporate debt rated C or higher by Moody’s or CC or higher by S&P, or of comparable quality if unrated. In addition, the Fund may invest up to an additional 25% of its total assets in non-U.S. dollar bonds. The Fund may also invest up to 20% of net assets in equity securities, such as common and preferred stocks, convertible securities, and warrants.

The Fund may invest at least 10% of the Fund’s net assets in senior secured floating rate loans (“Loans”). The Loans are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buy/outs and refinancings. Additionally, the Fund may invest at least 10% of its total assets in credit default swaps. A credit default swap is a transaction involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed-income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment

Strategic Bond Fund

of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed-income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund’s investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by American General Investment Management L.P. AIGGIC assumed sub-advisory duties January 1, 2002 with the same portfolio managers managing the Fund.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 3.11%.

Best quarter:  7.13%, quarter ending June 30, 2003

Worst quarter:  −1.68%, quarter ending June 30, 2004

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Strategic Bond	8.55%	9.91%	8.45%
Lehman Brothers U.S. Aggregate Index	4.33%	5.06%	5.51%

The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in each Fund. A Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

If you are invested in a Lifestyle Fund, you pay the expenses of the Lifestyle Fund and indirectly pay a proportionate share of the expenses of an Underlying Fund based upon the percentage of the Lifestyle Fund’s assets that is allocated to the Underlying Fund. Because the annual operating expenses of each Underlying Fund, and a Lifestyle Fund’s allocation to that Underlying Fund, will vary from year to year, the indirect expenses borne by a Lifestyle Fund will vary from year to year.

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Aggressive		Conservative
	Growth	Capital	Growth	Core	High Yield
	Lifestyle	Appreciation	Lifestyle	Bond	Bond

Management Fees	0.10%	0.55%	0.10%	0.50%	0.70%
Other Expenses	0.13%	0.48%	0.18%	0.43%	0.46%
Acquired Fund Fees and Expenses(3)	0.76%	N/A	0.83%	N/A	N/A
Total Fund Expenses	0.99%	1.03%	1.11%	0.93%	1.16%
Expense Reimbursement	0.13%	0.18%	0.18%	0.16%	0.17%
Net Expenses(1)	0.86%	0.85%	0.93%	0.77%	0.99%

	International				Moderate
	Small Cap	Large Cap	Mid Cap	Mid Cap	Growth
	Equity	Value	Growth(2)	Value(2)	Lifestyle

Management Fees	0.82%	0.50%	0.79%	0.72%	0.10%
Other Expenses	0.47%	0.39%	0.46%	0.39%	0.10%
Acquired Fund Fees and Expenses(3)	N/A	N/A	N/A	N/A	0.82%
Total Fund Expenses	1.29%	0.89%	1.25%	1.11%	1.02%
Expense Reimbursement	0.29%	0.08%	0.40%	0.06%	0.10%
Net Expenses(1)	1.00%	0.81%	0.85%	1.05%	0.92%

	Money	Small Cap	Small Cap	Socially	Strategic
	Market II	Growth(2)	Value	Responsible(2)	Bond

Management Fees	0.25%	0.85%	0.68%	0.25%	0.58%
Other Expenses	0.39%	0.50%	0.43%	0.38%	0.44%
Total Fund Expenses	0.64%	1.35%	1.11%	0.63%	1.02%
Expense Reimbursement	0.09%	0.19%	0.16%	0.07%	0.13%
Net Expenses(1)	0.55%	1.16%	0.95%	0.56%	0.89%

(1)	VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2008, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.

(2)	Through a commission recapture program a portion of the Fund’s expenses may be reduced. “Other Expenses” do not take into account these potential expense reductions and are therefore potentially higher than the actual expenses the Fund may incur. Each Fund may participate in commission recapture arrangements. Had the expense reductions been taken into account, “Net Expenses” would be for the Mid Cap Growth Fund, 0.84%; Mid Cap Value Fund, 1.03%; Small Cap Growth Fund, 1.15%; and Socially Responsible Fund, 0.53%.

(3)	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund. The impact of these fees and expenses is reflected in Net Expenses.

Example
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Aggressive Growth Lifestyle(1)	$86	$302	$534	$1,201
Capital Appreciation	$87	$310	$551	$1,243
Conservative Growth Lifestyle(1)	$95	$335	$594	$1,336
Core Bond	$79	$280	$499	$1,128
High Yield Bond	$101	$352	$622	$1,394
International Small Cap Equity	$102	$380	$680	$1,531
Large Cap Value	$83	$276	$485	$1,089
Mid Cap Growth	$86	$356	$647	$1,475
Mid Cap Value	$107	$347	$606	$1,346
Moderate Growth Lifestyle(1)	$94	$315	$554	$1,239
Money Market II	$56	$196	$348	$790
Small Cap Growth	$117	$408	$720	$1,607
Small Cap Value	$97	$337	$596	$1,337
Socially Responsible	$57	$195	$344	$780
Strategic Bond	$91	$312	$551	$1,236

(1)	The expense example includes Underlying Fund expenses the Fund incurred.

The Example does not take into account expense reductions resulting from the commission recapture program. If these expense reductions were included, your costs would be lower.

Investment Glossary

Each Fund’s principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. All Funds, except the Lifestyle Funds, may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Credit Default Swaps
Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds’ objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification
Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

All of the Funds, except Lifestyle Funds, are diversified under the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include, but are not limited to, convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange Traded Funds (“ETFs”)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed-Income Securities
Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond.

Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or “junk bonds”) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed income-securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed-income securities see “Mortgage-Related Securities.”

Foreign Currency
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

Foreign Securities
Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments
Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by VC II’s Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included for the purpose of determining a Fund’s compliance with the limitation on illiquid securities.

Lending Portfolio Securities
Each Fund, other than the Lifestyle Funds, may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the “Custodian”) holds the cash and portfolio securities of the Funds of VC II as Custodian.

Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). For more information about U.S. Government securities see “Fixed-Income Securities.”

Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds’ limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Swap Agreements
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. In this case, the purchaser does not have to pay anything up front but it would not have any voting or other rights held by stockholders. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset, without having to hold the underlying assets.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market II Fund, during prior fiscal years.

About VC II’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for all of the Funds.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the VC II’s Board of Trustees. For more information on this agreement, see the “Investment Adviser” section in the Statement of Additional Information. In addition, a discussion regarding VC II’s Board of Trustees’ approval of this agreement and the investment sub-advisory agreements between VALIC and each sub-adviser is located in VC II’s annual report for the period ended August 31, 2007.

Investment Sub-Advisers
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives, policies and restrictions. VALIC compensates the sub-advisers out of the fees that it receives from each Fund.

According to the investment sub-advisory agreements VALIC has with each sub-adviser, VALIC will receive investment advice from the sub-adviser for the respective Fund. Under these agreements, VALIC gives the sub-advisers the authority to buy and sell securities for these Funds. VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for period ended August 31. For information on obtaining the annual report to shareholders, see the section “Interested in Learning More.”

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers for each Fund without first obtaining shareholder approval for the change (other than an affiliated sub-adviser). VC II’s Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-advisers and the Funds they sub-advise are as follows:

Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
High Yield Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Socially Responsible Fund
Strategic Bond Fund

AIG Global Investment Corp. (“AIGGIC”)
70 Pine Street, New York, New York 10270

AIGGIC is an indirect, wholly owned subsidiary of AIG and is a part of AIG Investments. AIG Investments comprises a group of international investment companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of September 30, 2007, AIG Investments managed approximately $744 billion, of which approximately $616 billion relates to AIG affiliates and $128 billion relates to client assets. These figures do not include assets sub-advised for third party managers.

Teams, as noted below, make investment decisions for several Funds. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for Core Bond Fund are made by a team including Bryan Petermann, John Yovanovic, CFA, Tim Lindvall, CFA, Raphael Davis, Rajeev Mittal and Robert Vanden Assem, CFA. Mr. Petermann is Managing Director and Head of High Yield for AIG Investments. Mr. Petermann joined AIG Investments as a research analyst with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments.

Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in September 2005. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of Structured Products for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $17 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Mittal is Managing Director and Head of Emerging Markets Debt for AIG Investments. Mr. Mittal joined AIG Investments in 1992 and he is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies and credit default swaps for internal and non-affiliated clients. Mr. Mittal is a member of the Fixed Income Asset Allocation Team and also represents emerging market debt in the Global Asset Allocation Committee meetings. Mr. Vanden Assem is Managing Director and Senior Portfolio Manager of High Grade Fixed Income for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts.

Investment decisions for High Yield Bond Fund are made by a team including Bryan Petermann, John Yovanovic and Tim Lindvall. Please see above for biographies for Messrs. Petermann, Yovanovic and Lindvall.

Investment decisions for the Lifestyle Funds are made by a team including Timothy Campion, Michael J. Kelly, Michael Kloss, James O. Kurtz and John P. Toohey. Mr. Campion, Vice President and Portfolio Manager, joined AIG Investments in 1999. He is responsible for enhanced index products. Prior to joining AIG Investments, Mr. Campion spent three years in Boston at Mellon Trust in the Mutual Fund group. Mr. Kelly, Managing Director, Global Head of Client Asset Allocation & Structured Equities, joined AIG Investments in 1999 as Head of U.S. Equities. In his current role, Mr. Kelly is responsible for the development and management of AIG Investments’ structured equity products worldwide and the expansion of AIG Investments’ capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles with respect to our approaches to both asset allocation and manager selection. Mr. Kelly also serves as one of the permanent members of the firm’s Global Asset Allocation Committee. Mr. Kloss, Portfolio Manager, joined AIG Investments in 2000. He is in the Global Client Asset Allocation Group and is responsible for Lifestyle, Target Date and Asset Allocation funds. Mr. Kurtz, Vice President and Senior Portfolio Manager, joined AIG Investments with the acquisition of AGIM in 2001. As a Senior Portfolio Manager, Mr. Kurtz is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. Mr. Toohey, Managing Director, is responsible for overseeing the asset allocation and investments supporting AIG pension plans worldwide. Mr. Toohey joined AIG Investments in 2000 as a Vice President of AIG Investments Global Risk Management where he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios.

Investment decisions for the International Small Cap Equity Fund are made by a team of regionally based portfolio managers of which the lead is Chantal Brennan (Europe). Team members responsible for stock selection include Noriko Umino (Japan) and Ming Hsu (Asia). Ms. Brennan is the product head of International Small Cap Equity with overall responsibility for risk monitoring, rebalancing, and reporting. Ms. Brennan joined AIG Investments in 1996 and is the Head of the European Smaller Companies Team based in London and Deputy Head of European Equities. Ms. Umino joined AIG Investments in 2005 and is a portfolio manager for the Japan small/mid cap strategy. Prior to joining AIG Investments, Ms. Umino was a Senior Investment Manager for 14 years at Credit Agricole Asset Management Japan Ltd., where she was responsible for Japanese small-cap stocks. Ms. Hsu joined AIG Investments in 1994 and is a Managing Director responsible for managing regional portfolios with designated small cap funds, Greater China funds as well as regional third party funds.

Investment decisions for the Socially Responsible Fund are made by a team including Magali Azema-Barac, Lan Cai, Timothy Campion, Michael Kelly and Mikhail Samonov. Ms. Azema-Barac joined AIG Investments in 2001 as Vice President and is Head of Investment Strategies, Research and Development. Ms. Cai, Managing Director and Portfolio Manager, joined AIG Investments in 2000 in the U.S. Equities group. She is responsible for managing merger arbitrage portfolios and research enhanced index portfolios. Mr. Samonov, Portfolio Manger, joined AIG Investments in 2004. Mr. Samonov serves as a Quantitative Analyst for the Structured Equities team with a primary focus on research and development of quantitative investment strategies. Prior to 2004, Mr. Samonov attended Brown University where he received a BS with honors in Applied Mathematics and Economics. Please see above for biographies for Messrs. Campion and Kelly.

Investment decisions for Strategic Bond Fund are made by a team led by Matthew Meyer, and which includes Bryan Petermann, John Yovanovic, Tim Lindvall, Raphael Davis, Anthony King, Rajeev Mittal and Robert Vanden Assem. Mr. Meyer’s role as team leader primarily consists of asset allocation decisions with respect to the Strategic Bond Fund. Mr. Meyer is Managing Director and Head of Public Credit Markets for AIG Investments. He joined AIG Investments with the acquisition of American General Investment Management (“AGIM”) in 2001. Mr. Meyer is responsible for trading, credit analysis, third-party asset management, and quantitative functions for the AIG Investments’ investment grade corporate bond and high yield bond groups. Mr. King joined AIG Investments in 2000 and is a Vice President and Senior Investment Manager of Client Portfolio Management. He is responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIG Investments, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Please see above for biographies for Messrs. Petermann, Yovanovic, Lindvall, Davis, Mittal and Vanden Assem.

Money Market II Fund

AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, NJ 07311

AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services Inc. is a wholly-owned subsidiary of AIG. As of September 30, 2007, AIG SAAMCo managed, advised and/or administered more than $56 billion of assets.

AIG SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

Mid Cap Growth Fund

A I M Capital Management, Inc. (“AIM”)
11 Greenway Plaza, Houston, Texas 77046

AIM, along with its affiliates, managed approximately $164 billion in total assets as of September 30, 2007. AIM is an indirect wholly-owned subsidiary of INVESCO PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East.

Paul J. Rasplicka (lead manager) is a Senior Portfolio Manager and has been responsible for the Fund since 2004. He has been associated with AIM and/or its affiliates since 1994. Karl F. Farmer is a Portfolio Manager and has been responsible for the Fund since 2005. He has been associated with AIM and/or its affiliates since 1998. Warrant Tennant is a Portfolio Manager and has been responsible for the Fund since 2007. He has been associated with AIM and/or its affiliates since 1998. Messrs. Tennant, Farmer and Rasplicka are jointly and primarily responsible for the day-to-day management of the Fund. They are assisted by the sub-adviser’s Mid Cap Growth Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Fund’s portfolio, but do not have day-to-day management responsibilities with respect to the Fund’s portfolio.

Capital Appreciation Fund

Bridgeway Capital Management, Inc. (“Bridgeway”)
5615 Kirby Drive, Suite 518, Houston, Texas 77005

Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of September 30, 2007, Bridgeway had over $6 billion in assets under management.

John Montgomery, founder and President of Bridgeway is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelors degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School.

Mid Cap Value Fund

FAF Advisors, Inc. (“FAF Advisors”)
800 Nicollet Mall, Minneapolis, Minnesota 55402

FAF Advisors (formerly U.S. Bancorp Asset Management, Inc.) provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans, in addition to the First American Family of Funds. As of September 30, 2007, FAF Advisors and its affiliates had approximately $105 billion in assets under management, including investment company assets of approximately $86 billion.

Kevin Earley, CFA, Brent Mellum, CFA and Terry Sloan have primary responsibility for the day-to-day management of a portion of the Fund’s assets. Mr. Earley is currently an Equity Portfolio Manager with FAF Advisors and serves as the primary portfolio manager for FAF Advisors’ portion of the Fund’s assets. Mr. Earley joined FAF Advisors in 1997 and has 19 years of financial industry experience, including seven years in portfolio management. Mr. Mellum is a Senior Equity Portfolio Manager with FAF Advisors and co-manages FAF Advisors’ portion of the Fund’s assets. Mr. Mellum joined FAF Advisors in 1993 and has 13 years of financial industry experience, including 11 years in portfolio management. Mr. Sloan is an Equity Portfolio Manager and co-manages FAF Advisors’ portion of the Fund’s assets. Prior to joining FAF Advisors in 2004, Mr. Sloan was an equity analyst for the State of Michigan Retirement System. He has five years of financial industry experience.

Small Cap Value Fund

JPMorgan Investment Advisors Inc. (“JPMIA”)
1111 Polaris Parkway, Columbus, Ohio 43271-0211

JPMIA has served as investment adviser to other mutual funds and individual, corporate, charitable and retirement accounts. As of September 30, 2007, JPMIA and its affiliates managed over $1 trillion in assets. JPMIA is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

In connection with the services it provides as sub-adviser, JPMIA manages the Small Cap Value Fund through portfolio managers teamed with value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysis and recommendations, while the portfolio manager determines strategy, industry weightings, fund holdings and cash positions. Christopher T. Blum, Managing Director and CFA, and Dennis S. Ruhl, Vice President and CFA, serve as portfolio managers of the Fund. Mr. Blum joined JPMIA in December 2004. In addition to his position at JPMIA, Mr. Blum has been a portfolio manager in J.P. Morgan Investment Management Inc.’s (“JPMIM”) U.S. Small Cap Equity Group since 2001. Mr. Ruhl joined the U.S. Small Cap Equity Group in 2001 and has been an employee of JPMIM since 1999. He joined JPMIA in December 2004. Previously, Mr. Ruhl worked on quantitative equity research and business development.

Small Cap Growth Fund

J.P. Morgan Investment Management Inc. (“JPMIM”)
245 Park Avenue, New York, NY 10167

JPMIM is the investment sub-adviser to the Small Cap Growth Fund. As of September 30, 2007, JPMIM and its affiliates managed over $1 trillion in assets. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

The Small Cap Growth Fund is managed by Eytan M. Shapiro and Christopher M.V. Jones. Mr. Shapiro, a Managing Director of JPMIM, joined the firm in 1985 and is a portfolio manager in the U.S. Equity Group. He is responsible for managing the U.S. Small Cap Growth Strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Mr. Jones, also a Managing Director of JPMIM, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth and Small Cap Equities Group, which comprises mid-, small-, micro- and large-cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team’s chief investment officer since 1993. Messrs. Shapiro and Jones are both Chartered Financial Analysts.

Large Cap Value Fund

SSgA Funds Management, Inc. (“SSgA FM”)
State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900

SSgA FM is the sub-adviser for the Large Cap Value Fund. SSgA FM, a wholly-owned subsidiary of State Street Corporation, is one of the State Street Global Advisors Companies (“SSgA”), consisting of all of the investment management businesses of State Street Corporation. As of September 30, 2007, SSgA had $1.99 trillion under management. As of September 30, 2007, SSgA FM had approximately $137 billion under management for registered investment companies.

The Large Cap Value Fund is managed by the US Active Quantitative Equity Team at SSgA FM. Portfolio managers James Johnson and Michael Arone are primarily responsible for the day-to-day management of the Fund. Mr. Johnson is the lead portfolio manager of the Fund. Mr. Arone is the back-up portfolio manager for the Fund. Mr. Johnson is a Vice President of SSgA and Principal of SSgA FM. He joined the firm in 2005 and is a Senior Portfolio Manager of the firm’s US Active Quantitative Equity Team. Prior to joining SSgA FM, Mr. Johnson was a quantitative analyst and had been a portfolio manager since 1998 with American Express Financial Advisors. Mr. Arone is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1997 and is a member of the firm’s US Active Quantitative Equity Team. Messrs. Johnson and Arone are both Chartered Financial Analysts.

Mid Cap Value Fund

Wellington Management Company, LLP (“Wellington Management”)
75 State Street, Boston, Massachusetts 02109

Wellington Management is a Massachusetts limited liability partnership owned entirely by 98 partners. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

How VALIC is Paid for Its Services
Each Fund pays VALIC a fee based on its average daily net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended August 31, 2007:

Advisory fee
paid to VALIC
(as a % of
average daily
Fund Name	net assets)

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.55%
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.50%
High Yield Bond Fund	0.70%
International Small Cap Equity Fund	0.82%
Large Cap Value Fund	0.50%
Mid Cap Growth Fund	0.79%
Mid Cap Value Fund	0.72%
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%
Small Cap Growth Fund	0.85%
Small Cap Value Fund	0.68%
Socially Responsible Fund	0.25%
Strategic Bond Fund	0.58%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown above in the “Expense Summary.”

Account Information

VC II Shares
VC II is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, VC II offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, VC II’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-Term Trading
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Trustees of VC II has adopted policies and procedures with respect to market timing activity as discussed below.

VC II believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed-income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts or Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by participants is limited by the institutional nature of the Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interests of a Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or Plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that VC II determines not to be in the best interest of the Funds. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus, enrollment materials, Plan document or custodial agreement for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Selective Disclosure of Portfolio Holdings
VC II’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by VC II’s Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by VC II’s Board of Trustees.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by VC II’s Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

The amortized cost method is used to determine the values of all the Money Market II Fund’s investments and of any other Fund’s short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

Dividends and Capital Gains

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market II Fund, which declares and pays dividends daily. Dividends from net investment income are automatically reinvested into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

Tax Consequences
As the owner of a Contract or a participant under your employer’s Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm of VC II, whose report, along with the Funds’ financial statements, is included in VC II’s annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Aggressive Growth Lifestyle Fund					Capital Appreciation Fund
	Year Ended August 31,					Year Ended August 31,
	2007	2006	2005	2004	2003	2007		2006	2005	2004	2003

PER SHARE DATA
Net asset value at beginning of period	$11.71	$10.98	$9.10	$8.37	$7.43	$8.90		$8.90	$7.79	$7.66	$6.71

Income (loss) from investment operations:
Net investment income (loss)(d)	0.23	0.15	0.08	0.08	0.07	0.04		0.02	0.03	(0.02)	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.64	1.00	1.88	0.73	0.94	1.91		(0.01)	1.11	0.15	0.95
Net increase from payments by affiliates	—	—	—	—	—	0.00		—	—	—	—

Total income (loss) from investment operations	1.87	1.15	1.96	0.81	1.01	1.95		0.01	1.14	0.13	0.95

Distributions from:
Net investment income	—	(0.18)	(0.08)	(0.08)	(0.07)	(0.02)		(0.01)	(0.03)	—	—
Net realized gain on securities	(0.99)	(0.24)	—	—	—	—		—	—	—	—

Total distributions	(0.99)	(0.42)	(0.08)	(0.08)	(0.07)	(0.02)		(0.01)	(0.03)	—	—

Net asset value at end of period	$12.59	$11.71	$10.98	$9.10	$8.37	$10.83		$8.90	$8.90	$7.79	$7.66

TOTAL RETURN(a)	16.53%	10.65%	21.62%	9.66%	13.66%	21.90	%(e)	0.06%	14.58%	1.70%	14.22%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10%	0.10%	0.10%	0.10%	0.10%	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.23%	0.29%	0.30%	0.34%	0.34%	1.03%		1.03%	1.13%	1.19%	1.29%
Ratio of expense reductions to average net assets	—	—	—	—	—	0.00%		—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	1.93%	1.31%	0.80%	0.89%	0.92%	0.38%		0.21%	0.34%	(0.22)%	(0.03)%
Ratio of net investment income (loss) to average net assets(c)	1.80%	1.12%	0.60%	0.65%	0.68%	0.19%		0.03%	0.06%	(0.56)%	(0.47)%
Portfolio turnover rate	53%	79%	40%	71%	52%	32%		169%	105%	119%	87%
Number of shares outstanding at end of period (000’s)	6,530	4,612	3,700	3,683	3,419	7,779		7,797	5,499	5,462	4,588
Net assets at the end of period (000’s)	$82,221	$53,987	$40,623	$33,520	$28,627	$84,269		$69,412	$48,939	$42,544	$35,152

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

	Conservative Growth Lifestyle Fund					Core Bond Fund
	Year Ended August 31,					Year Ended August 31,
	2007	2006	2005	2004	2003	2007	2006	2005		2004		2003

PER SHARE DATA
Net asset value at beginning of period	$10.70	$10.81	$9.79	$9.37	$8.73	$10.09	$10.06	$10.00		$10.02		$9.95

Income (loss) from investment operations:
Net investment income (loss)(d)	0.19	0.15	0.24	0.30	0.21	0.48	0.49	0.42		0.34		0.31
Net realized and unrealized gain (loss) on investments and foreign currencies	0.99	0.42	1.03	0.41	0.64	(0.11)	(0.31)	0.08		0.22		0.09
Net increase from payments by affiliates	—	—	—	—	—	—	—	—		—		—

Total income (loss) from investment operations	1.18	0.57	1.27	0.71	0.85	0.37	0.18	0.50		0.56		0.40

Distributions from:
Net investment income	—	(0.18)	(0.25)	(0.29)	(0.21)	(0.29)	(0.13)	(0.41)		(0.35)		(0.33)
Net realized gain on securities	(0.59)	(0.50)	—	—	—	—	(0.02)	(0.03)		(0.23)		—

Total distributions	(0.59)	(0.68)	(0.25)	(0.29)	(0.21)	(0.29)	(0.15)	(0.44)		(0.58)		(0.33)

Net asset value at end of period	$11.29	$10.70	$10.81	$9.79	$9.37	$10.17	$10.09	$10.06		$10.00		$10.02

TOTAL RETURN(a)	11.28%	5.50%	13.03%	7.60%	9.90%	3.67%	1.82%	5.05%		5.71%		4.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10%	0.10%	0.10%	0.10%	0.10%	0.77%	0.77%	0.77%		0.77%		0.77%
Ratio of expenses to average net assets(c)	0.28%	0.33%	0.31%	0.36%	0.34%	0.93%	1.03%	1.00%		1.07%		1.12%
Ratio of expense reductions to average net assets	—	—	—	—	—	—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	1.75%	1.38%	2.35%	3.01%	2.41%	4.84%	4.91%	4.23%		3.37%		3.13%
Ratio of net investment income (loss) to average net assets(c)	1.57%	1.15%	2.14%	2.75%	2.17%	4.68%	4.66%	3.99%		3.07%		2.77%
Portfolio turnover rate	75%	81%	46%	67%	65%	155%	202%	212	%(e)	187	%(e)	214	%(e)
Number of shares outstanding at end of period (000’s)	4,332	3,488	3,190	3,130	2,952	20,671	10,802	10,072		7,138		6,336
Net assets at the end of period (000’s)	$48,897	$37,309	$34,468	$30,649	$27,652	$210,322	$109,007	$101,299		$71,409		$63,519

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2005	2004	2003

Core Bond	205%	179%	197%

	High Yield Bond Fund									International Small Cap Equity Fund
	Year Ended August 31,									Year Ended August 31,
	2007	2006		2005		2004		2003		2007		2006		2005		2004	2003

PER SHARE DATA
Net asset value at beginning of period	$9.32	$8.87		$8.28		$7.73		$6.82		$16.80		$14.05		$10.36		$9.07	$8.67

Income (loss) from investment operations:
Net investment income (loss)(d)	0.69	0.63		0.62		0.69		0.69		0.16		0.11		0.12		0.11	0.11
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.26)	0.07		0.78		0.54		0.90		3.68		2.87		3.68		1.29	0.40
Net increase from payments by affiliates	—	0.00		—		—		—		0.00		0.00		—		—	—

Total income (loss) from investment operations	0.43	0.70		1.40		1.23		1.59		3.84		2.98		3.80		1.40	0.51

Distributions from:
Net investment income	(0.44)	(0.16)		(0.63)		(0.68)		(0.68)		(0.06)		(0.03)		(0.04)		(0.11)	(0.11)
Net realized gain on securities	(0.21)	(0.09)		(0.18)		—		—		(0.80)		(0.20)		(0.07)		—	—

Total distributions	(0.65)	(0.25)		(0.81)		(0.68)		(0.68)		(0.86)		(0.23)		(0.11)		(0.11)	(0.11)

Net asset value at end of period	$9.10	$9.32		$8.87		$8.28		$7.73		$19.78		$16.80		$14.05		$10.36	$9.07

TOTAL RETURN(a)	4.62%	8.16	%(g)	17.45%		16.27%		24.25%		23.44	%(h)	21.36	%(e)	36.89	%(e)	15.42%	5.94%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.99%	0.99%		0.99%		0.99%		0.99%		1.00%		1.00%		1.00%		1.00%	1.01%
Ratio of expenses to average net assets(c)	1.16%	1.19%		1.27%		1.31%		1.42%		1.29%		1.37%		1.57%		1.62%	1.71%
Ratio of expense reductions to average net assets	—	—		—		—		—		—		—		—		—	—
Ratio of net investment income (loss) to average net assets(b)	7.63%	7.07%		7.30%		8.45%		9.69%		0.84%		0.72%		0.99%		1.09%	1.34%
Ratio of net investment income (loss) to average net assets(c)	7.46%	6.87%		7.01%		8.12%		9.26%		0.55%		0.35%		0.42%		0.47%	0.65%
Portfolio turnover rate	47%	53%		58	%(f)	110	%(f)	124	%(f)	72%		69%		143%		85%	70%
Number of shares outstanding at end of period (000’s)	21,225	11,377		9,090		6,470		5,433		37,205		25,445		7,405		3,980	4,654
Net assets at the end of period (000’s)	$193,127	$106,070		$80,665		$53,562		$41,986		$735,844		$427,437		$104,030		$41,227	$42,206

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2005	2004	2003

High Yield Bond	57%	110%	124%

(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.
(h)	The Fund’s performance figure was increased by 0.06% from a reimbursement for losses realized on the disposal of investments in violation of investment restrictions.

	Large Cap Value Fund							Mid Cap Growth Fund
	Year Ended August 31,							Year Ended August 31,
	2007	2006		2005	2004		2003	2007	2006	2005	2004	2003

PER SHARE DATA
Net asset value at beginning of period	$14.58	$13.72		$12.18	$10.97		$10.22	$8.15	$7.56	$5.94	$5.70	$4.44

Income (loss) from investment operations:
Net investment income (loss)(d)	0.18	0.21		0.18	0.15		0.13	(0.02)	(0.01)	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.67	1.50		2.05	1.21		0.74	1.80	0.60	1.63	0.27	1.28
Net increase from payments by affiliates	—	0.00		—	—		—	—	—	—	—	—

Total income (loss) from investment operations	1.85	1.71		2.23	1.36		0.87	1.78	0.59	1.62	0.24	1.26

Distributions from:
Net investment income	(0.07)	(0.06)		(0.17)	(0.15)		(0.12)	—	—	—	—	—
Net realized gain on securities	(0.62)	(0.79)		(0.52)	—		—	(0.57)	—	—	—	—

Total distributions	(0.69)	(0.85)		(0.69)	(0.15)		(0.12)	(0.57)	—	—	—	—

Net asset value at end of period	$15.74	$14.58		$13.72	$12.18		$10.97	$9.36	$8.15	$7.56	$5.94	$5.70

TOTAL RETURN(a)	12.89%	12.98	%(f)	18.62%	12.42	%(e)	8.59%	22.57%	7.80%	27.27%	4.21%	28.38%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.81%	0.81%		0.81%	0.81%		0.81%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.89%	0.97%		1.01%	1.08%		1.19%	1.25%	1.34%	1.37%	1.40%	1.51%
Ratio of expense reductions to average net assets	—	—		—	—		—	0.01%	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	1.16%	1.54%		1.41%	1.26%		1.28%	(0.26)%	(0.15)%	(0.18)%	(0.41)%	(0.41)%
Ratio of net investment income (loss) to average net assets(c)	1.08%	1.38%		1.21%	0.99%		0.90%	(0.66)%	(0.64)%	(0.70)%	(0.96)%	(1.07)%
Portfolio turnover rate	105%	103%		84%	97%		67%	121%	142%	125%	123%	99%
Number of shares outstanding at end of period (000’s)	26,589	12,192		6,476	5,735		4,091	9,052	7,929	6,920	7,487	7,682
Net assets at the end of period (000’s)	$418,508	$177,737		$88,853	$69,831		$44,883	$84,765	$64,583	$52,335	$44,446	$43,785

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure increased by 0.09% from a gain realized on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

	Mid Cap Value Fund					Moderate Growth Lifestyle Fund
	Year Ended August 31,					Year Ended August 31,
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

PER SHARE DATA
Net asset value at beginning of period	$18.75	$18.27	$16.18	$14.10	$11.75	$12.44	$12.04	$10.46	$9.80	$8.93

Income (loss) from investment operations:
Net investment income (loss)(d)	0.10	0.08	0.01	0.02	0.02	0.21	0.16	0.18	0.22	0.17
Net realized and unrealized gain (loss) on investments and foreign currencies	3.14	1.79	3.63	2.08	2.36	1.49	0.70	1.58	0.66	0.87
Net increase from payments by affiliates	—	—	—	—	—	—	—	—	—	—

Total income (loss) from investment operations	3.24	1.87	3.64	2.10	2.38	1.70	0.86	1.76	0.88	1.04

Distributions from:
Net investment income	(0.07)	(0.01)	(0.01)	(0.02)	(0.03)	(0.12)	(0.06)	(0.18)	(0.22)	(0.17)
Net realized gain on securities	(1.83)	(1.38)	(1.54)	—	—	(0.98)	(0.40)	—	—	—

Total distributions	(1.90)	(1.39)	(1.55)	(0.02)	(0.03)	(1.10)	(0.46)	(0.18)	(0.22)	(0.17)

Net asset value at end of period	$20.09	$18.75	$18.27	$16.18	$14.10	$13.04	$12.44	$12.04	$10.46	$9.80

TOTAL RETURN(a)	18.15%	10.74%	23.18%	14.86%	20.28%	14.18%	7.21%	16.88%	8.96%	11.84%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets(c)	1.11%	1.20%	1.18%	1.25%	1.32%	0.20%	0.24%	0.25%	0.32%	0.32%
Ratio of expense reductions to average net assets	0.02%	0.01%	0.02%	0.03%	0.04%	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	0.47%	0.40%	0.01%	0.09%	0.11%	1.64%	1.35%	1.58%	2.12%	1.94%
Ratio of net investment income (loss) to average net assets(c)	0.41%	0.25%	(0.11)%	(0.11)%	(0.16)%	1.54%	1.21%	1.44%	1.89%	1.72%
Portfolio turnover rate	59%	76%	46%	57%	48%	64%	70%	38%	76%	65%
Number of shares outstanding at end of period (000’s)	26,139	19,331	16,528	11,902	9,587	9,401	7,122	6,129	5,379	4,865
Net assets at the end of period (000’s)	$525,119	$362,379	$302,014	$192,607	$135,190	$122,551	$88,558	$73,804	$56,244	$47,692

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

	Money Market II Fund					Small Cap Growth Fund
	Year Ended August 31,					Year Ended August 31,
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$12.68	$12.19	$10.20	$9.70	$7.40

Income (loss) from investment operations:
Net investment income (loss)(d)	0.05	0.04	0.02	0.01	0.01	(0.09)	(0.07)	(0.09)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currencies	—	—	—	—	—	2.00	0.56	2.08	0.59	2.35
Net increase from payments by affiliates	—	—	—	—	—	—	—	—	—	—

Total income (loss) from investment operations	0.05	0.04	0.02	0.01	0.01	1.91	0.49	1.99	0.50	2.30

Distributions from:
Net investment income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)	—	—	—	—	—
Net realized gain on securities	—	—	—	—	—	—	—	—	—	—

Total distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)	—	—	—	—	—

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$14.59	$12.68	$12.19	$10.20	$9.70

TOTAL RETURN(a)	4.88%	4.09%	1.99%	0.59%	0.83%	15.06%	4.02%	19.51%	5.15%	31.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.55%	0.56%	0.56%	0.55%	0.56%	1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets(c)	0.64%	0.67%	0.75%	0.80%	0.85%	1.35%	1.40%	1.44%	1.46%	1.57%
Ratio of expense reduction to average net assets	—	—	—	—	—	0.01%	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	4.78%	4.13%	1.98%	0.59%	0.82%	(0.67)%	(0.55)%	(0.81)%	(0.84)%	(0.66)%
Ratio of net investment income (loss) to average net assets(c)	4.69%	4.02%	1.78%	0.34%	0.53%	(0.86)%	(0.79)%	(1.09)%	(1.14)%	(1.06)%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	58%	69%	46%	66%	37%
Number of shares outstanding at end of period (000’s)	337,050	151,326	75,836	72,901	79,798	3,884	3,892	3,779	3,800	4,565
Net assets at the end of period (000’s)	$337,050	$151,326	$75,836	$72,901	$79,798	$56,678	$49,354	$46,088	$38,755	$44,290

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

	Small Cap Value Fund						Socially Responsible Fund
	Year Ended August 31,						Year Ended August 31,
	2007		2006	2005	2004	2003	2007		2006	2005		2004	2003

PER SHARE DATA
Net asset value at beginning of period	$15.06		$15.61	$13.68	$11.70	$10.04	$12.06		$11.21	$10.25		$9.42	$8.44

Income (loss) from investment operations:
Net investment income (loss)(d)	0.12		0.11	0.12	0.04	0.07	0.19		0.17	0.15		0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currencies	1.27		1.25	2.68	1.99	1.84	1.51		0.96	0.96		0.82	0.96
Net increase from payments by affiliates	0.00		—	—	—	—	0.00		—	0.00		—	0.00

Total income (loss) from investment operations	1.39		1.36	2.80	2.03	1.91	1.70		1.13	1.11		0.91	1.05

Distributions from:
Net investment income	(0.07)		(0.02)	(0.13)	(0.05)	(0.09)	(0.06)		(0.05)	(0.15)		(0.08)	(0.07)
Net realized gain on securities	(1.03)		(1.89)	(0.74)	—	(0.16)	(0.21)		(0.23)	—		—	—

Total distributions	(1.10)		(1.91)	(0.87)	(0.05)	(0.25)	(0.27)		(0.28)	(0.15)		(0.08)	(0.07)

Net asset value at end of period	$15.35		$15.06	$15.61	$13.68	$11.70	$13.49		$12.06	$11.21		$10.25	$9.42

TOTAL RETURN(a)	9.22	%(g)	9.69%	20.84%	17.37%	19.47%	14.22	%(f)	10.16%	10.85	%(e)	9.70%	12.58	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.95%		0.95%	0.95%	0.95%	0.95%	0.56%		0.56%	0.56%		0.56%	0.56%
Ratio of expenses to average net assets(c)	1.11%		1.21%	1.22%	1.28%	1.40%	0.63%		0.71%	0.71%		0.96%	1.30%
Ratio of expense reductions to average net assets	0.00%		—	—	—	—	0.03%		—	—		—	—
Ratio of net investment income (loss) to average net assets(b)	0.77%		0.74%	0.83%	0.34%	0.72%	1.45%		1.52%	1.47%		0.91%	1.11%
Ratio of net investment income (loss) to average net assets(c)	0.61%		0.49%	0.56%	0.01%	0.26%	1.38%		1.37%	1.32%		0.51%	0.37%
Portfolio turnover rate	33%		58%	85%	47%	42%	152%		172%	74%		117%	96%
Number of shares outstanding at end of period (000’s)	16,918		7,622	6,235	5,217	5,035	68,651		24,486	17,180		3,205	1,314
Net assets at the end of period (000’s)	$259,704		$114,809	$97,314	$71,371	$58,923	$925,906		$295,231	$192,604		$32,850	$12,380

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.
(g)	The Fund’s performance figure was increased by less than 0.01% from a gain realized on the disposal of investments in violation of investment restrictions..

	Strategic Bond Fund
	Year Ended August 31,
	2007	2006		2005		2004		2003

PER SHARE DATA
Net asset value at beginning of period	$11.36	$11.08		$10.66		$10.28		$9.31

Income (loss) from investment operations:
Net investment income (loss)(d)	0.61	0.58		0.56		0.57		0.66
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.12)	0.04		0.65		0.46		0.95
Net increase from payments by affiliates	—	0.00		—		—		—

Total income (loss) from investment operations	0.49	0.62		1.21		1.03		1.61

Distributions from:
Net investment income	(0.40)	(0.16)		(0.54)		(0.56)		(0.64)
Net realized gain on securities	(0.12)	(0.18)		(0.25)		(0.09)		—

Total distributions	(0.52)	(0.34)		(0.79)		(0.65)		(0.64)

Net asset value at end of period	$11.33	$11.36		$11.08		$10.66		$10.28

TOTAL RETURN(a)	4.32%	5.75	%(g)	11.66	%(e)	10.30%		17.73%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.89%	0.89%		0.89%		0.88%		0.89%
Ratio of expenses to average net assets(c)	1.02%	1.12%		1.09%		1.22%		1.52%
Ratio of expense reductions to average net assets	—	—		—		—		—
Ratio of net investment income (loss) to average net assets(b)	5.49%	5.38%		5.21%		5.54%		6.79%
Ratio of net investment income (loss) to average net assets(c)	5.35%	5.16%		5.01%		5.20%		6.17%
Portfolio turnover rate	120%	104%		155	%(f)	128	%(f)	76	%(f)
Number of shares outstanding at end of period (000’s)	25,743	17,195		12,302		7,484		4,431
Net assets at the end of period (000’s)	$291,727	$195,413		$136,295		$79,793		$45,565

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure increased by 0.10% from a gain realized on the disposal of investments in violation of investment restrictions.
(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2005	2004	2003

Strategic Bond	153%	127%	63%

(g)	The Fund’s performance figure was increased by less than 0.01% from a reimbursement by an affiliate.

Interested in Learning More?

The Statement of Additional Information incorporated by reference into this Prospectus contains additional information about VC II’s operations.

Further information about the Funds’ investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected VC II’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC II’s SAI is not available online as it does not have its own internet website. VC II’s prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
VL 10832 VER 01/2008

VALIC Company II
2929 Allen Parkway
Houston, Texas 77019

January 1, 2008

VALIC Company II (“VC II”) is a mutual fund made up of 15 separate Funds, one of which is described in this Prospectus. The investment objective of the Mid Cap Value Fund is capital growth through investments in equity securities of medium capitalization companies using a value-oriented investment approach. The Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

2

Welcome

This Prospectus provides you with information you need to know before investing in the Fund. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to the Fund.

Individuals cannot invest in the Fund directly. Instead, they participate through an annuity contract or variable life policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the “Plans” and each a “Plan”). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts (“IRAs”), under which the Fund may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Fund

The investment objective and strategies for the Fund in this prospectus are non-fundamental and may be changed by VC II’s Board of Trustees without investor approval. Investors will be given written notice in advance of any change to the Fund’s investment objective. In addition, the Fund has an investment strategy that requires 80% of its assets to be invested consistently with its name. VC II may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Fund may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

3

Mid Cap Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
FAF Advisors, Inc. (“FAF Advisors”)
Wellington Management Company, LLP (“Wellington
  Management”)

Investment Objective
The Fund seeks capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-capitalization companies. “Net assets” will take into account borrowing for investment purposes. Mid-capitalization companies include companies with a market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Midcap® Index range. As of October 31, 2007, the largest company in the Russell Midcap® Index had a market capitalization of approximately $31.1 billion. Companies falling within the lower end of this market capitalization range may be considered small-capitalization companies.

The sub-advisers use their own investment strategies to pursue the Fund’s investment objective. Generally, the sub-advisers select stocks that they believe meet one or more of the following criteria.

-	are undervalued relative to other securities in the same industry or market;

-	exhibit good or improving fundamentals; or

-	exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

In determining whether a company is exhibiting good or improving fundamentals, each sub-adviser conducts extensive research, which generally consists of reviewing of a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each sub-adviser’s valuation techniques are a key component to the Fund’s investment approach.

The Fund may invest up to 20% of its total assets in foreign securities. In addition, the Fund may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the Fund’s return.

Wellington Management manages approximately two-thirds of the Fund’s assets and FAF Advisors manages approximately one-third of the Fund’s assets. The amount that each sub-adviser manages may change from time-to-time as determined by VALIC.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment objective. Because of the following principal risks, as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

4

Mid Cap Value Fund

Performance Information

The performance information presented here is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with that of its benchmark. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2002, the Fund was sub-advised by Neuberger Berman Management, Inc. Wellington Management assumed sub-advisory duties on January 1, 2002, and FAF Advisors assumed sub-advisory duties on November 7, 2005.

This chart illustrates the Fund’s annual returns for each full calendar year since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through September 30, 2007, the Fund’s return was 10.61%.

Best quarter: 21.26%, quarter ending June 30, 2003

Worst quarter: −19.97%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Fund’s benchmark, the Russell 2500® Value Index. No sales charges have been applied to the index, and an investor cannot invest directly in it.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Mid Cap Value	16.74%	12.87%	15.92%
Russell 2500® Value Index	20.18%	15.51%	14.55%

The Russell 2500® Value Index measures the performance of those Russell 2500® companies (the 2500 smallest companies, by market capitalization in the Russell 3000® Index) with lower price-to-book ratios and lower forecasted growth values.

5

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Mid Cap
Value(2)

Management Fees	0.72%
Other Expenses	0.39%
Total Fund Expenses	1.11%
Expense Reimbursement	0.06%
Net Expenses(1)	1.05%

(1)	VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2008, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.

(2)	Through a commission recapture program a portion of the Fund’s expenses may be reduced. “Other Expenses” do not take into account these potential expense reductions and are therefore potentially higher than the actual expenses the Fund may incur. Each Fund may participate in commission recapture arrangements. Had the expense reductions been taken into account, “Net Expenses” would be 1.03%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Mid Cap Value	$107	$347	$606	$1,346

The Example does not take into account expense reductions resulting from the commission recapture program. If these expense reductions were included, your costs would be lower.

6

Investment Glossary

The Fund’s principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. All Funds, except the Lifestyle Funds, may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds’ objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification
The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. The Fund is diversified under the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include, but are not limited to, convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Foreign Currency
The Fund buys foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. The Fund may also buy foreign currencies to pay for foreign securities.

Foreign Securities
Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Hybrid Instruments
Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of

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securities, currencies, intangibles, goods, articles or commodities or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.

Lending Portfolio Securities
The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the “Custodian”) holds the cash and portfolio securities of the Fund as Custodian.

Money Market Securities
The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

About Portfolio Turnover

Portfolio turnover occurs when the Fund sells its investments and buys new ones. High portfolio turnover occurs when the Fund sells and buys investments as part of its investment strategy.

High portfolio turnover may cause the Fund’s expenses to increase. For example, the Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase the Fund’s transaction costs and expenses.

The Financial Highlights table shows the portfolio turnover rate for the Fund.

About VC II’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Fund.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the VC II’s Board of Trustees. For more information on this agreement, see the “Investment Adviser” section in the Statement of Additional Information. In addition, a discussion regarding VC II’s Board of Trustees’ approval of this agreement and the investment sub-advisory agreements between VALIC and each sub-adviser is located in VC II’s annual report for the period ended August 31, 2007.

Investment Sub-Advisers
VALIC works with investment sub-advisers for the Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Fund according to the Fund’s investment objectives, policies and restrictions. VALIC compensates the sub-advisers out of the fees that it receives from the Fund.

According to the investment sub-advisory agreements VALIC has with each sub-adviser, VALIC will receive investment advice from the sub-adviser for the Fund. Under these agreements, VALIC gives the sub-advisers the authority to buy and sell securities for the Fund. VALIC retains the responsibility for the overall management of the Funds. The sub-advisers may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders

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to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting sub-advisers, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for period ended August 31. For information on obtaining the annual report to shareholders, see the section “Interested in Learning More.”

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers for the Fund without first obtaining shareholder approval for the change (other than an affiliated sub-adviser). VC II’s Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-advisers are as follows:

FAF Advisors, Inc. (“FAF Advisors”)
800 Nicollet Mall, Minneapolis, Minnesota 55402

FAF Advisors (formerly U.S. Bancorp Asset Management, Inc.) provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans, in addition to the First American Family of Funds. As of September 30, 2007, FAF Advisors and its affiliates had approximately $105 billion in assets under management, including investment company assets of approximately $86 billion.

Kevin Earley, CFA, Brent Mellum, CFA and Terry Sloan have primary responsibility for the day-to-day management of a portion of the Fund’s assets. Mr. Earley is currently an Equity Portfolio Manager with FAF Advisors and serves as the primary portfolio manager for FAF Advisors’ portion of the Fund’s assets. Mr. Earley joined FAF Advisors in 1997 and has 19 years of financial industry experience, including seven years in portfolio management. Mr. Mellum is a Senior Equity Portfolio Manager with FAF Advisors and co-manages FAF Advisors’ portion of the Fund’s assets. Mr. Mellum joined FAF Advisors in 1993 and has 13 years of financial industry experience, including 11 years in portfolio management. Mr. Sloan is an Equity Portfolio Manager and co-manages FAF Advisors’ portion of the Fund’s assets. Prior to joining FAF Advisors in 2004, Mr. Sloan was an equity analyst for the State of Michigan Retirement System. He has five years of financial industry experience.

Wellington Management Company, LLP (“Wellington Management”)
75 State Street, Boston, Massachusetts 02109

Wellington Management is a Massachusetts limited liability partnership owned entirely by 98 partners. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had investment management authority with respect to approximately $607 billion in assets.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Mid Cap Value Fund since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

How VALIC is Paid for Its Services
The Fund pays VALIC a fee based on its average daily net asset value. The Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

The Fund paid VALIC 0.72% of its average daily net assets for the fiscal year ended August 31, 2007:

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown above in the “Expense Summary.”

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Account Information

VC II Shares
VC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, VC II offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions.

After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, VC II’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-Term Trading
The Fund, which is offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Trustees of VC II has adopted policies and procedures with respect to market timing activity as discussed below.

VC II believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since the Fund may invest significantly in foreign securities, it may be particularly vulnerable to market timing. Market timing in the Fund due to significant investments in foreign securities may occur because of time zone differences between the foreign markets on which the Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value. One of the objectives of VC II’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Fund are generally held through insurance company separate accounts or Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by participants is limited by the institutional nature of the Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interests of such Fund.

There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or Plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that VC II determines not to be in the best interest of the Fund. Such rejections or refusals will be applied uniformly without exception.

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You should review your Contract prospectus, enrollment materials, Plan document or custodial agreement for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Selective Disclosure of Portfolio Holdings
VC II’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by VC II’s Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by VC II’s Board of Trustees.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by VC II’s Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

Dividends and Capital Gains

Dividends from Net Investment Income
Dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

Tax Consequences
As the owner of a Contract or a participant under your employer’s Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm of VC II, whose report, along with the Funds’ financial statements, is included in VC II’s annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Mid Cap Value Fund
	Year Ended August 31,
	2007	2006	2005	2004	2003

PER SHARE DATA
Net asset value at beginning of period	$18.75	$18.27	$16.18	$14.10	$11.75

Income (loss) from investment operations:
Net investment income (loss)(d)	0.10	0.08	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	3.14	1.79	3.63	2.08	2.36
Net increase from payments by affiliates	—	—	—	—	—

Total income (loss) from investment operations	3.24	1.87	3.64	2.10	2.38

Distributions from:
Net investment income	(0.07)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized gain on securities	(1.83)	(1.38)	(1.54)	—	—

Total distributions	(1.90)	(1.39)	(1.55)	(0.02)	(0.03)

Net asset value at end of period	$20.09	$18.75	$18.27	$16.18	$14.10

TOTAL RETURN(a)	18.15%	10.74%	23.18%	14.86%	20.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets(c)	1.11%	1.20%	1.18%	1.25%	1.32%
Ratio of expense reductions to average net assets	0.02%	0.01%	0.02%	0.03%	0.04%
Ratio of net investment income (loss) to average net assets(b)	0.47%	0.40%	0.01%	0.09%	0.11%
Ratio of net investment income (loss) to average net assets(c)	0.41%	0.25%	(0.11)%	(0.11)%	(0.16)%
Portfolio turnover rate	59%	76%	46%	57%	48%
Number of shares outstanding at end of period (000’s)	26,139	19,331	16,528	11,902	9,587
Net assets at the end of period (000’s)	$525,119	$362,379	$302,014	$192,607	$135,190

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

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Interested in Learning More?

The Statement of Additional Information incorporated by reference into this Prospectus contains additional information about VC II’s operations.

Further information about the Fund’s investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected VC II’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC II’s SAI is not available online as it does not have its own internet website. VC II’s prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Fund as an investment option in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
VL 10832 VER 01/2008

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VALIC Company II
2929 Allen Parkway
Houston, Texas 77019

January 1, 2008

VALIC Company II (“VC II”) is a mutual fund made up of 15 separate Funds, one of which is described in this Prospectus. The investment objective of the Money Market II Fund (the “Fund”) is income through investments in short-term money market securities. The Fund is discussed in more detail on its Fact Sheet contained in this Prospectus.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

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Welcome

This Prospectus provides you with information you need to know before investing in the Fund. Please read and retain this Prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to the Fund.

Individuals cannot invest in the Fund directly. Instead, they participate through an annuity contract or variable life policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the “Plans” and each a “Plan”). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts (“IRAs”), under which the Fund may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this Prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Fund

The investment objective and strategies for the Fund in this prospectus are non-fundamental and may be changed by VC II’s Board of Trustees without investor approval. Investors will be given written notice in advance of any change to the Fund’s investment objective.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

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Money Market II Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act of 1940 (the “1940 Act”), such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-	Commercial paper sold by corporations and finance companies

-	Corporate debt obligations with remaining maturities of 13 months or less

-	Repurchase agreements

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets)

-	Asset-backed securities

-	Loan participations

-	Adjustable rate securities

-	Variable rate demand notes

-	Illiquid and restricted securities (limited to 10% of the Fund’s net assets at all times)

-	Rule 144A securities (liquid)

Investment Risk
Because of the following principal risks, the value of your investment may fluctuate:

-	The rate of income varies daily depending on short-term interest rates.

-	A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline.

-	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

-	Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Fund’s benchmark the Treasury Bill 3 Month Index (“T-Bill 3 Month Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns since inception of the Fund (September 21, 1998). Charges imposed by the Contracts or Plans that invest in the Fund are not included in calculations of return in this bar chart, and if those charges were included, the returns would have been lower than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

AIG SAAMCo was added as sub-adviser effective January 1, 2002. Prior to this date, VALIC managed the Fund.

For the year-to-date through September 30, 2007, the Fund’s return was 3.58%.

Best quarter: 1.56%, quarter ended December 31, 2000

Worst quarter: 0.13%, quarter ended September 30, 2003

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

			Since Inception
As of December 31, 2006	1 Year	5 Years	(9/21/1998)

Money Market II	4.58%	1.99%	3.14%
T-Bill 3 Month Index	4.67%	2.35%	3.26%	*

*	Index inception is from the month end following the inception date.

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Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in each Fund. A Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

If you are invested in a Lifestyle Fund, you pay the expenses of the Lifestyle Fund and indirectly pay a proportionate share of the expenses of an Underlying Fund based upon the percentage of the Lifestyle Fund’s assets that is allocated to the Underlying Fund. Because the annual operating expenses of each Underlying Fund, and a Lifestyle Fund’s allocation to that Underlying Fund, will vary from year to year, the indirect expenses borne by a Lifestyle Fund will vary from year to year.

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Money Market II

Management Fees	0.25%
Other Expenses	0.39%
Total Fund Expenses	0.64%
Expense Reimbursement	0.09%
Net Expenses(1)	0.55%

(1)	VALIC will waive fees and reimburse expenses should the Total Fund Expenses before Expense Reimbursement be higher than the Net Expenses. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue through December 31, 2008, subject to their termination by the Board of Trustees, including a majority of the Independent Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Money Market II	$56	$196	$348	$790

The Example does not take into account expense reductions resulting from the commission recapture program. If these expense reductions were included, your costs would be lower.

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Investment Glossary

The Fund’s principal (key) investment strategy and risks are discussed above. More detail on investments and investment techniques is discussed below. All Funds, except the Lifestyle Funds, may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market II Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Diversification
The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

The Fund is diversified under the 1940 Act.

Fixed-Income Securities
Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or “junk bonds”) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed-income security. Other fixed-income securities include but are not limited to U.S. and foreign corporate fixed income-securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific fixed income securities see the Statement of Additional Information.

Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed-income securities see “Mortgage-Related Securities.”

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Foreign Securities
Foreign securities may be denominated in foreign currencies. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs. See the Statement of Additional Information for a detailed description of those issuers considered to be foreign securities.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by VC II’s Board of Trustees. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included for the purpose of determining a Fund’s compliance with the limitation on illiquid securities.

Lending Portfolio Securities
The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the “Custodian”) holds the cash and portfolio securities of the Fund as Custodian.

Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrow. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized statistical rating organization or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•	Commercial paper sold by corporations and finance companies.
•	Corporate debt obligations with remaining maturities of 13 months or less.
•	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). For more information about U.S. Government securities see “Fixed-Income Securities.”

Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

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Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiates the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when the Fund sells its investments and buys new ones. High portfolio turnover occurs when the Fund sells and buys investments as part of its investment strategy.

High portfolio turnover may cause the Fund’s expenses to increase. For example, the Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase the Fund’s transaction costs and expenses.

The Financial Highlights table shows the portfolio turnover rate for the Fund during prior fiscal years.

About VC II’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas, 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC II. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Fund.

The investment advisory agreement between VALIC and VC II provides for VC II to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC II include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the VC II’s Board of Trustees. For more information on this agreement, see the “Investment Adviser” section in the Statement of Additional Information. In addition, a discussion regarding VC II’s Board of Trustees’ approval of this agreement and the investment sub-advisory agreements between VALIC and the sub-adviser is located in VC II’s annual report for the period ended August 31, 2007.

Investment Sub-Adviser
VALIC works with the investment sub-adviser for the Fund. The sub-adviser is a financial services company that specializes in certain types of investing. The sub-adviser’s role is to make investment decisions for the Fund according to the Fund’s investment objectives, policies and restrictions. VALIC compensates the sub-adviser out of the fees that it receives from the Fund.

According to the investment sub-advisory agreements VALIC has with the sub-adviser, VALIC will receive investment advice from the sub-adviser for the Fund. Under these agreements, VALIC gives the sub-adviser the authority to buy and sell securities for these Funds. VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC II has adopted procedures, as required by the 1940 Act, which provide that any commissions received by the sub-adviser’s affiliated broker may be considered reasonable and fair if comparable to the commission received by other brokers for the same type of securities transaction.

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VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the sub-adviser, the Board of Trustees carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-adviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Trustees also reviewed the fees to be paid by VALIC to the sub-adviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Trustees’ approval of the investment advisory and sub-advisory agreements is available in VC II’s most recent annual report for period ended August 31. For information on obtaining the annual report to shareholders, see the section “Interested in Learning More.”

VC II relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace the existing sub-adviser for the Fund without first obtaining shareholder approval for the change (other than an affiliated sub-adviser). VC II’s Board of Trustees, including a majority of the independent Trustees, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC II will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-adviser and oversees the sub-advisers’ compliance with the Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-adviser is:

AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, NJ 07311

AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services Inc. is a wholly-owned subsidiary of AIG. As of September 30, 2007, AIG SAAMCo managed, advised and/or administered more than $56 billion of assets.

AIG SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market II Fund.

How VALIC is Paid for Its Services
The Fund pays VALIC a fee based on its average daily net asset value. The Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

The Fund paid VALIC 0.25% of its daily net assets for the fiscal year ended August 31, 2007:

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown above in the “Expense Summary.”

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Account Information

VC II Shares
VC II is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, VC II offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC II. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions.

After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund. For certain investors, there may be rules or procedures regarding the following:

•	any minimum initial investment amount and/or limitations on periodic investments;
•	how to purchase, redeem or exchange your interest in the Funds;
•	how to obtain information about your account, including account statements; and
•	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, VC II’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, VC II reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC II normally redeems Fund shares for cash, VC II has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-Term Trading
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Trustees of VC II has adopted policies and procedures with respect to market timing activity as discussed below.

VC II believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts or Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC II to monitor transfers made by participants is limited by the institutional nature of the Financial Intermediaries’ omnibus accounts. VC II’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that VC II believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interests of such Fund. There is no guarantee that VC II will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC II detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC II becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC II has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC II reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or Plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that VC II determines not to be in the best interest of the Fund. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus, enrollment materials, Plan document or custodial agreement for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC II.

Selective Disclosure of Portfolio Holdings
VC II’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

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How Shares are Valued
The net asset value per share (“NAV”) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by VC II’s Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by VC II’s Board of Trustees.

At the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. The determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by VC II’s Board of Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

The amortized cost method is used to determine the values of all the Fund’s investments and of any other Fund’s short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

Dividends and Capital Gains

Dividends from Net Investment Income
For the Fund, dividends from net investment income are declared and paid daily. Dividends from net investment income are automatically reinvested into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. Distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

Tax Consequences
As the owner of a Contract or a participant under your employer’s Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or your Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm of VC II, whose report, along with the Funds’ financial statements, is included in VC II’s annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Money Market II Fund
	Year Ended August 31,
	2007	2006	2005	2004	2003

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.05	0.04	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	—	—	—	—	—
Net increase from payments by affiliates	—	—	—	—	—

Total income (loss) from investment operations	0.05	0.04	0.02	0.01	0.01

Distributions from:
Net investment income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)
Net realized gain on securities	—	—	—	—	—

Total distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	4.88%	4.09%	1.99%	0.59%	0.83%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.55%	0.56%	0.56%	0.55%	0.56%
Ratio of expenses to average net assets(c)	0.64%	0.67%	0.75%	0.80%	0.85%
Ratio of expense reduction to average net assets	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	4.78%	4.13%	1.98%	0.59%	0.82%
Ratio of net investment income (loss) to average net assets(c)	4.69%	4.02%	1.78%	0.34%	0.53%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
Number of shares outstanding at end of period (000’s)	337,050	151,326	75,836	72,901	79,798
Net assets at the end of period (000’s)	$337,050	$151,326	$75,836	$72,901	$79,798

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

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Interested in Learning More?

The Statement of Additional Information incorporated by reference into this Prospectus contains additional information about VC II’s operations.

Further information about the Fund’s investments is available in VC II’s annual and semi-annual reports to shareholders. VC II’s annual report discusses market conditions and investment strategies that significantly affected VC II’s performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about VC II. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC II’s SAI is not available online as it does not have its own internet website. VC II’s prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Fund as an investment option in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-0102; or call the SEC at: 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-08789
VL 10832 VER 01/2008

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